EXHIBIT 10.03


                        COMMON STOCK PURCHASE AGREEMENT


     THIS COMMON STOCK PURCHASE AGREEMENT (this "Agreement") is made as of October 24, 2003, between ACCUIMAGE DIAGNOSTICS CORP., a Nevada corporation (the "Company"), and the person executing this Agreement on the signature page hereof (the "Signature Page") as Purchaser (the "Purchaser"):

                                   RECITALS:

     WHEREAS, the Company has authorized the issuance and sale pursuant to the terms and conditions hereof of 25,050,000 shares of its Common Stock (the "Common Stock"); and

     WHEREAS, the Purchaser desires to purchase and the Company desires to sell the Common Stock on the terms and conditions set forth herein.

     NOW, THEREFORE, in consideration of these premises and the mutual covenants and agreements herein contained and other valuable consideration, the receipt and adequacy of which the parties hereto acknowledge, the parties agree as follows:

     1. PURCHASE AND SALE OF THE SHARES. The Company agrees to sell to the Purchaser, and upon the basis of the representations and warranties, and subject to the terms and conditions, set forth in this Agreement, the Purchaser agrees to purchase from the Company that number of shares of Common Stock set forth on the Signature Page hereof (the "Shares") in consideration for a purchase price (the "Purchase Price") of US$0.040 per share.

     2. CLOSING DATE; DELIVERY. The closing of the purchase and sale of the Shares shall be held at the offices of the Company, 501 Grand Avenue, Suite 100, South San Francisco, California 94080 on October 31, 2003 or at such other time and place as the parties may agree upon. At the closing, subject to the terms of this Agreement, the Purchaser shall deliver the purchase price in immediately available funds by transfer to the account of the Company. Within thirty (30) days following the Closing, the Company will deliver tothe Purchaser, pursuant to Purchaser's delivery instructions, certificates representing the Shares to be purchased by the Purchaser from the Company.

     3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to, and agrees with, the Purchaser that:

          (a) ORGANIZATION AND STANDING, ARTICLES AND BYLAWS. The Company is a corporation duly organized and validly existing under, and by virtue of, the laws of the State of Nevada and is in good standing under such laws. The Company has the requisite corporate power to own and operate its properties and assets, and to carry on its business as presently conducted and as proposed to be conducted. The Company is qualified, licensed or domesticated as a foreign corporation in all jurisdictions where the nature of its activities or of its properties owned or leased makes such qualification, licensing or domestication necessary at this time.


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          (b) CORPORATE  POWER. The Company has now, or will have at the Closing
Date, all requisite legal and corporate power to enter into this Agreement, to sell the Shares hereunder, and to carry out and perform its obligations under the terms of this Agreement.

          (c) AUTHORIZATION.

               (i) All corporate action on the part of the Company, its officers, directors, and stockholders necessary for the sale and issuance of the Shares pursuant hereto and the performance of the Company's obligations hereunder has been taken or will be taken prior to the Closing. This Agreement is a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as limited by bankruptcy, insolvency, reorganization, moratorium or similar laws of general application affecting enforcement of creditors' rights, and except as limited by application of legal principles affecting the availability of equitable remedies.

               (ii) The Shares, when issued in compliance with the provisions of this Agreement, will be validly issued, fully paid and nonassessable and will be free of any liens or encumbrances; provided, however, that such shares may be subject to restrictions on transfer under state and/or federal securities laws as set forth herein and as may be required by future changes in such laws.

               (iii) No shareholder of the Company has any right of first refusal or any preemptive rights in connection with the issuance of the Shares or of Common Stock by the Company.

          (d) PUBLIC REPORTING. The Company is subject to the reporting requirements of Section 13 or Section 15(d) of the Securities Exchange Act of 1934 (the 11 1934 Act"); the Company's (a) Annual Report on Form lO-KSB for the fiscal year ended September 30, 2002, (b) Annual Proxy Statement of Form 14A for the fiscal year ended September 30, 2002, (c) Current Reports on Form 8-K dated January 24, 2003 and April 21, 2003, and (d) Quarterly Reports on Forms I O-QSB for the three months ended December 31, 2002; the six months ended March 31, 2003, and nine months ended June 30, 2003 (collectively, the "Public Disclosure") filed by the Company with the U.S. Securities and Exchange Commission (the "SEC") have been so filed and the Company has provided copies of all such Public Disclosure to the Purchaser

          (e) LITIGATION, ETC. There are no actions, proceedings or investigations pending (or to the best of the Company's knowledge, any basis therefor or threat thereof), which, either in any case or in the aggregate, might result in any adverse change in the business, prospects, conditions, affairs, or operations of the Company, or in any of its properties or assets, or in any impairment of the right or ability of the Company to carry on its business as proposed to be conducted, or in any material liability on the part of the Company, or which question the validity of this Agreement or any action taken or to be taken in connection herewith.

          (f) GOVERNMENTAL CONSENT ETC. No consent, approval, or authorization of, or desipation, declaration, or filing with, any governmental unit is required on the part of the Company in connection with the valid execution and delivery of this Agreement, or the offer, sale or issuance of the Shares, or the consummation of any other transaction contemplated


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hereby  (except  qualification  or  exemption  under  the  California  Corporate
Securities Law, which exemption or qualification will be available or obtained and will be effective on the Closing Date).

          (g) OFFERING. The offer, sale and issuance of the Shares in conformity with the terms of this Agreement (the "Offering") will not violate the Securities Act of 1933, as amended ("Securities Act").

          (h) THE SHARES:

               (i) are free and clear of any security interests, liens, claims, or other encumbranches;

               (ii) have been duly and validly authorized and issued and are, and on the Closing Date will be, fully paid and non-assessable;

               (iii) will not have been, individually and collectively, issued or sold in violation of any pre-emptive or other similar rights of the holders of any securities of the Company; and

               (iv) will not subject the holders thereof to personal liability by reason of being such holders.

          (i) FURNISHING OF FINANCIAL STATEMENTS AND INFORMATION. The Company will deliver to the Purchaser :

               (i) as soon as practicable, but in any event within 90 days after the end of each fiscal year, a consolidated balance sheet of the Company and its Subsidiaries, as of the end of such fiscal year, together with the related consolidated statements of operations, shareholders' equity and cash flow for such fiscal year, setting forth in comparative form figures for the previous fiscal year, all in reasonable detail and duly certified by the Company's independent public accountants, which accountants shall have given the Company an opinion, unqualified as to the scope of the audit, regarding such statements.

               (ii) with reasonable promptness, such other financial data relating to the business, affairs and financial condition of the Company and any Subsidiaries as is available to the Company and as from time to time the Purchasers may reasonably request.

          (j) INSPECTION. The Company will permit the Purchaser and any of its partners, officers or employees, or any outside representatives designated by such Purchaser, to visit and inspect at such Purchaser's expense any of the properties of the Company or its Subsidiaries, including their books and records (and to make photocopies thereof or make extracts therefrom), and to discuss their affairs, finances, and accounts with their officers, lavyers and accountants, except with respect to trade secrets and similar confidential information, all to such reasonable extent and at such reasonable times and intervals as such Purchaser may reasonably request. Except as otherwise required by laws or regulations applicable to the Purchaser, the Purchaser shall maintain, and shall require his representatives to maintain, all information obtained pursuant to Sections 3(i) and 3(j) hereof on a confidential basis.

     4.   REPRESENTATIONS  AND  WARRANTIES  OF  THE  PURCHASER.   The  Purchaser
represents and warrants to, and agrees with, the Company:

          (a) No consent, approval, authorization, or order of any court, governmental agency or body, or arbitrator having jurisdiction over the Purchaser is required for execution of this Agreement, including, without limitation, the purchase of the Shares or the performance of the Purchaser's obligations hereunder.

          (b) The Purchaser understands that no federal or state agency has passed on or made any recommendation or endorsement of the Shares.

          (c) The Company has given the Purchaser the opportunity to have answered all of the Purchaser's questions concerning the Company and its business and has made available to the Purchaser all information requested by the Purchaser which is reasonably necessary to verify the accuracy of other information ftu-nished by the Company. The Purchaser has received and evaluated all information about the Company and its business which the Purchaser deems necessary to formulate an investment decision and does not desire any further information.

          (d) The Purchaser understands that the Shares are being offered and sold to it in reliance on specific exemptions or non-application from the registration requirements of federal and state securities laws and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments, and understandings of the Purchaser set forth herein in order to determine the applicability of such exemptions or non-applications and the suitability of the Purchaser to acquire the Shares.

          (e) The Purchaser is aware that the Shares have not been registered under the Securities Act of 1933 by reason of their issuance in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act pursuant to Section 4(2) and Regulation D thereof and that they must be held by the Purchaser indefinitely, and the Purchaser must therefore bear the economic risk of such investment indefinitely unless a subsequent disposition thereof is registered under the Securities Act or is exempt from registration. The Purchaser is aware of the provisions of Rule 144 promulgated under the Securities Act which permits limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including among other things the existence of a public market for the Shares, the availability of certain current public information about the Company, the resale occurring not less than two years after a party has purchased and paid for the security to be sold, the sale being through a "broker's transaction" or in transactions directly with a "market maker" (as provided by Rule 144(f)), and the number of shares being sold during any three-month period not exceeding specified limitations. The Purchaser is also aware that while many of the restrictions of Rule 144 do not apply to the resale of shares by a person who owned those shares for at least one year prior to their resale and who is not an "affiliate" (within the meaning of Rule 144(a)) of the issuer and has not been an affiliate of the issuer for at least three months prior to the date of resale of the restricted securities, the Company does not warrant or represent that the Purchaser is not an affiliate as of the date of this Agreement or that the Purchaser will not be an affiliate at any relevant times in the future.

          (f) Each instrument representing the Shares is to be endorsed with the following legends:

               (i) THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, THE SALE IS MADE IN ACCORDANCE WITH RULE 144 UNDER THE ACT, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT.

               (ii) Any other legend required by California or other state securities laws.

     The Company need not register a transfer of legended Shares and may instruct its transfer agent not to register the transfer of the Shares unless one of the conditions specified in the foregoing legends is satisfied.

          (g) Any legend endorsed on an instrument pursuant to Section 4(f) hereof and the stop transfer instructions with respect to such Shares shall be removed, and the Company shall issue an instrument without such legend to the holder of such Shares if such Shares are registered under the Securities Act and a prospectus meeting the requirements of Section 10 of the Securities Act is available or if such holder provides the Company with an opinion of counsel for such holder of the Shares, reasonably satisfactory to the Company, to the effect that a public sale, transfer or assignment of such Shares may be made without registration.

          (h) The Purchaser is either (i) acquiring the Shares for the Purchaser's own account; or (ii) for the account of another for which the Purchaser acts as a fiduciary, in which case the Purchaser will so advise the Company. If acting as a fiduciary, the Purchaser makes the representations, warranties, and covenants as set forth herein on its own behalf and as agent for and on behalf of such other party. The Purchaser is acquiring the Shares for investment and without any present intention to engage in a distribution thereof.

          (i) The Purchaser has the knowledge and experience in financial and business matters to evaluate the merits and risks of the proposed investment.

          (j) The Purchaser is an "Accredited Investor" as that term is defined under Rule 501 adopted pursuant to the Securities Act.

     5. CONDITIONS PRECEDENT TO THE PURCHASER' S OBLIGGTIONS. The obligations of the Purchaser hereunder are subject to the performance by the Company of its obligations hereunder and to the satisfaction of the following conditions precedent on or before the Closing Date:

          (a) The representations and warranties made by the Company in this Agreement shall, unless waived by the Purchaser, be true and correct as of the date hereof and at the Closing Date, with the same force and effect as if they had been made on and as of the Closing Date.

          (b)After the date hereof until the Closing Date, there shall not have occurred:

               (i) any change, or any development involving a prospective change, in either (A) the condition, financial or otherwise, or in the earnings, business or operations, or in or affecting the properties of the Company, or (B) the financial or market conditions or circumstances in the United States, in either case which, in the Purchaser's judgment, is material and adverse and makes it impractical or inadvisable to proceed with the offering, sale, or delivery of the Shares;

               (ii) an imposition of a new legal or regulatory restriction not in effect on the date hereof, or any change in the interpretation of existing legal or regulatory restrictions, that materially and adversely affects the offering, sale, or delivery of the Shares; or

               (iii)  a  suspension  or  material   limitation  of  trading  (A)
generally on or by the New York Stock Exchange or NASDAQ or (B) of any securities of the Company on any exchange or in any over-the-counter market.

     6. CONDITIONS PRECEDENT TO THE COMPANY'S OBLIGATIONS. The obligations of the Company hereunder are subject to the Company receiving any necessary shareholder approval for the sale and issuance of the Shares, the performance by the Purchaser of its obligations hereunder, and the satisfaction of the condition that the representations and warranties made by the Purchaser in this Agreement shall unless waived by the Company, be true and correct at the Closing Date, with the same force and effect as if they had been made on and as of, the Closing Date. In addition, the obligations of the Company hereunder are subject to (i) the Investor entering into an employment agreement with the Company on terms satisfactory to the Company pursuant to which the Investor shall agree to become the Company's chief executive officer for a period of not less than one year and for a salary of $ 1. 00 per year; and (ii) the Investor shall have entered into a loan agreement on terms satisfactory to the Company pursuant to which the Investor shall agree to lend the Company the sum of $ 1,000,000 for a term of one year at an interest rate not to exceed 5% per annum.

     7. FEES AND EXPQNSES. The Purchaser and the Company each agrees to pay its own expenses incident to the performance of its obligations hereunder, except that the Company agrees to pay the fees, expenses and disbursements of the Purchaser's counsel.

     8. SURVIVAL OF THE REDRESENTATIONS, WARRANTIES. ETC. The respective agreements, representations, warranties, indemnities, and other statements made by or on behalf of the Company and Purchaser pursuant to this Agreement shall remain in full force and effect, regardless of any investigation made by or on behalf of the other party to this Agreem ent or any officer, director, or employee, or person controlling or under common control with, such party, and will survive delivery of any payment of the Shares.

     9. NOTICES. All communications hereunder shall be in writing and, if sent to the Purchaser, shall be sufficient in all respects if delivered, sent by registered mail, or by telecopy and confumed to the Purchasers at the address set forth on the Signature Page or, if sent to the Company, shall be delivered, sent by registered mail, or by telecopy and confirmed to the Company at:

                     ACCUMAGE  DIAGNOSTICS  CORP.
                     501 Grand Avenue,  Suite 100
                     South San Francisco, California 94080
                     Tel: (650) 875-0192

     10. MISCELLANEOUS.

          (a) This Agreement may be executed in one or more counterparts and it is not necessary that signatures of all parties appear on the same counterpart but such counterparts together shall constitute but one and the same agreement.

          (b) This Agreement shall inure to the benefit of and be binding upon the parties hereto, their respective successors and, with respect to Section 8 hereof, the officers, directors, and controlling persons thereof and each person under common control therewith, and no other person shall have any right or obligation hereunder.

          (c) This Agreement shall be governed by, and construed in accordance with, the laws of the State of California.

          (d) The headings of the sections of this document have been inserted for convenience of reference only and shall not be deemed to be a part of this Agreement.

     IN WITNESS HEREOF, the parties hereto have duly executed and delivered this Agreement, all as of the day and year first above written.

                                   COMPANY:


                                   ACCUIMAGE DIAGNOSTICS  CORP.


                                   By: /s/ DR. C. ALLEN WALL
                                       ________________________
                                       Dr. C. Allen Wall
                                       Chairman of the Board


Shares:  25,050,000                PURCHASER:


                                   AVI FALIKS, PhD
                                   ____________________________
                                   Print Name


                                   By: /s/ AVI FALIKS, PhD
                                   ____________________________
                                   Signature


                                   101 Summer Street, Apt. 414,
                                   Stamford, CT 06901
                                   ____________________________


                                   ____________________________
                                   Telephone Number



Total  Purchase  Price:

$1,002,000 in Cash for Stock
1,000,000  Loan to Compny for One (1) year @ 5% Simple Interest

Employment Agreement for One (1)year @ $1.00 per year as Chief Executive Officer